UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 27, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Between August 27, 2007 and August 28, 2007, all of the holders of the outstanding principal value of Matritech’s Series A 15% Secured Convertible Promissory Notes dated January 13, 2006 (the “2006 Notes”) and of the outstanding principal value of Matritech’s Series B 15% Secured Convertible Promissory Notes dated January 22, 2007 (the “2007 Notes”) who had previously deferred receipt of payments due August 13, 2007 to August 28, 2007 agreed to further deferral of payments under the 2006 Notes and 2007 Notes.  Of those previously deferring receipt of payments to August 28, 2007, the holders of approximately 86% of the outstanding principal agreed to a further deferral to August 31, 2007 and the holder of approximately 14% of the outstanding principal deferred to until the earlier of (i) a change of control of Matritech, as defined in the respective Notes, or (ii) the scheduled maturity date of December 13, 2007.     Other holders of the 2006 Notes and 2007 Notes previously agreed to this same longer deferral of payments.  The amount of the payments due on the 2006 Notes and 2007 Notes that was deferred from August 28, 2007 to August 31, 2007 by the newly executed Consents was approximately $316,000.

Between August 27, 2007 and August 29, 2007, the holders of approximately 5% of the outstanding principal value of the 2006 Notes and 2007 Notes agreed to defer receipt of their remaining Note payments until the earlier of (i) a change of control of Matritech, as defined in the respective Notes, or (ii) the scheduled maturity date of December 13, 2007.  The amount of the payments due on the 2006 Notes and 2007 Notes that was deferred by the newly executed longer term deferral Consents was approximately $128,000, including those counted in the previous paragraph who initially agreed to a short term deferral and then signed a longer term deferral.

To date, holders of approximately 88% of the outstanding principal of the 2006 Notes and 2007 Notes have agreed to defer receipt of payments to the earlier of (i) a change of control of Matritech, as defined in the respective Notes, or (ii) the scheduled maturity date of December 13, 2007.

The form of Consent to defer payments signed by the holders deferring payment until August 31, 2007 is attached as Exhibit 4.1 and the form for Consent to a longer deferral is attached as Exhibit 4.2.  Each of these documents is incorporated herein by reference.  The descriptions of the Consents contained in this Current Report on Form 8-K are qualified in their entirety by reference to these documents.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

4.1	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments until August 31, 2007

4.2	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: August 30, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments until August 31, 2007

4.2	Consent of Holder of 15% Secured Convertible Promissory Notes dated January 13, 2006 and/or dated January 22, 2007 to Defer Payments